FIST2 P1 10/22

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

SUPPLEMENT DATED OCTOBER 26, 2022

TO THE PROSPECTUS DATED MARCH 1, 2022

OF

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

(a series of Franklin Investors Securities Trust)

The prospectus is amended as follows:

I. The following is added as the first paragraph under “Fund Summaries – Franklin Adjustable U.S. Government Securities Fund:”

The Board of Trustees of the Trust recently approved changes to the Fund’s name, investment goal, 80% investment policy, investment strategies and benchmark. The Fund will be named the Franklin Low Duration U.S. Government Securities Fund, and, under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. government securities. The changes to the Fund’s 80% investment policy will allow the Fund to invest in a more diverse set of government securities, which would include, among others, adjustable and fixed-rate mortgage-backed securities, including collateralized mortgage obligations. In connection with the changes, the Fund’s primary benchmark will be changed to the Bloomberg US Government (1-3 Year) Index.

The changes are subject to shareholder approval of changes to the Fund’s investment goal. It is anticipated that in December 2022 shareholders of the Fund will receive a proxy statement requesting their votes on changes to the Fund’s investment goal and other matters. If the proposal to change the Fund’s investment goal is approved by the Fund’s shareholders, the changes are expected to be effective on or about March 1, 2023.

The Fund reserves the right to change the above at any time.

II.  The following is added as the first paragraph under “Fund Details – Franklin Adjustable U.S. Government Securities Fund:”

The Board of Trustees of the Trust recently approved changes to the Fund’s name, investment goal, 80% investment policy, investment strategies and benchmark. The Fund will be named the Franklin Low Duration U.S. Government Securities Fund, and, under normal market conditions, the Fund will invest at least 80% of its net assets in U.S. government securities. The changes to the Fund’s 80% investment policy will allow the Fund to invest in a more diverse set of government securities, which would include, among others, adjustable and fixed-rate mortgage-backed securities, including collateralized mortgage obligations. In connection with the changes, the Fund’s primary benchmark will be changed to the Bloomberg US Government (1-3 Year) Index.

The changes are subject to shareholder approval of changes to the Fund’s investment goal. It is anticipated that in December 2022 shareholders of the Fund will receive a proxy statement requesting their votes on changes to the Fund’s investment goal and other matters. If the proposal to change the Fund’s investment goal is approved by the Fund’s shareholders, the changes are expected to be effective on or about March 1, 2023.

The Fund reserves the right to change the above at any time.

Please keep this supplement with your prospectus for future reference.